UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400, Santa Ana, CA	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TTMI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition

On October 29, 2025, TTM Technologies, Inc. (the “Registrant”) issued a press release announcing results for its third quarter of fiscal year 2025, which ended on September 29, 2025, and guidance for its fourth quarter of fiscal year 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously announced, the Registrant will host a conference call on Wednesday, October 29, 2025, at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time to discuss the results for its third quarter of fiscal year 2025 and the outlook for its fourth quarter of fiscal year 2025. Access to the conference call is available by registering at https://register-conf.media-server.com/register/B120bf2ca7049a4c34a48bac5b5931beb. Registering participants will receive dial in information and a unique PIN to join the call. Participants can register at any time up to the start of the conference call. The conference call will also be webcast on the Registrant’s website at https://edge.media.server.com/mmc/p/rxyxabin/.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1, contains forward-looking statements that relate to future events. The Registrant cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect the Registrant’s current expectations, and the Registrant does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other statements by the Registrant will not be realized. The statements also involve risks and uncertainties, many of which are beyond the Registrant’s control, which could cause actual results to differ materially from the forward-looking statements. For a description of additional factors that may cause the Registrant’s actual events or results to differ from any forward-looking statements, please review the information set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Registrant’s public reports filed with the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release regarding earnings results, dated October 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: October 29, 2025		/s/ Daniel J. Weber
	By:	Daniel J. Weber
Executive Vice President, Chief Legal Officer & Secretary